UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 22, 2021

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware		1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63,
Benton Harbor,	Michigan		49022-2692
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange	and	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Items.
This Current Report on Form 8-K is being filed by Whirlpool Corporation (“Whirlpool”) to recast certain information in the Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”), which Whirlpool filed on February 11, 2021. Whirlpool is filing herewith financial statements and notes thereto and a Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") item for the periods included in the 2020 Form 10-K that reflect retrospective adjustments resulting from a change in accounting principle for inventory valuation method effective January 1, 2021.

Specifically, Exhibits 99.1 and 99.2, which are incorporated herein by reference, present a recast of Part II, Items 7 and 8 of Whirlpool’s 2020 Form 10-K, which have been retrospectively adjusted to reflect the change in the accounting principle for inventory valuation from the last-in, first-out (LIFO) method to the first-in, first-out (FIFO) method for the U.S. inventories, and provide an updated Report of Independent Registered Accounting Firm. The disclosures filed as Exhibits 99.1 and 99.2 replace the corresponding portions of the 2020 Form 10-K.

The information in this Current Report on Form 8-K is not an amendment to or restatement of Whirlpool’s 2020 Form 10-K. Except as specifically set forth herein, (i) no revisions have been made to the 2020 Form 10-K to update for other information, developments, or events that have occurred since our 2020 Form 10-K was filed (including, without limitation, in MD&A for any information, uncertainties, risks, events or trends occurring or known to management subsequent to the date of filing of the 2020 Form 10-K), and (ii) “Part II, Item 6, Selected Financial Information” of the 2020 Form 10-K has been deleted in reliance on the new SEC rules allowing registrants to elect to not provide such disclosure. This Current Report on Form 8-K should be read in conjunction with the 2020 Form 10-K and Whirlpool’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit

Exhibit 23.1	Consent of Ernst & Young LLP
Exhibit 99.1	Recast of Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.2
Recast of Part II, Item 8. Financial Statements and Supplementary Data, and update of Report of Independent Registered Public Accounting Firm (as set forth in Part IV, Item 15. Exhibits, Financial Statement Schedules)

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
Website Disclosure
We routinely post important information for investors on our website, whirlpoolcorp.com, in the "Investors" section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2021                 WHIRLPOOL CORPORATION

                        By:     /s/ JAMES W. PETERS
                        Name:     James W. Peters
                        Title:     Executive Vice President and Chief Financial Officer